Schedule to Exhibit 99.1

There are 237 management agreements with FVE Managers, Inc., a representative form of which is filed as Exhibit 99.1 to our Annual Report on Form 10-K for the year ended December 31, 2019 and which is incorporated herein by reference. The other management agreements, with the respective entity and applicable to the respective community owned by the respective owner and reflecting the respective base invested capital listed below, are substantially identical in all material respects to the representative form of management agreement filed herewith.

Entity	Community	Owner	Base Invested Capital
SNH AL AIMO Tenant II, Inc.	Morningside of Nevada 640 E. Highland Avenue Nevada, MO 64772	SNH AL AIMO II, Inc.	$46,500
SNH AL AIMO Tenant, Inc.	Morningside of Branson 5351 Gretna Road Branson, MO 65616	SNH AL AIMO, Inc.	$97,500
SNH AL AIMO Tenant, Inc.	Morningside of Chesterfield Village 2410 W. Chesterfield Boulevard Springfield, MO 65807	SNH AL AIMO, Inc.	$120,000
SNH AL AIMO Tenant, Inc.	Morningside of Fayetteville 4461 N. Crossover Road Fayetteville, AR 72703	SNH AL AIMO, Inc.	$100,500
SNH AL AIMO Tenant, Inc.	Morningside of Jonesboro 4210 S. Caraway Road Jonesboro, AR 72404	SNH AL AIMO, Inc.	$91,500
SNH AL AIMO Tenant, Inc.	Morningside of Pekin 2700 14th Street Pekin, IL 61554	SNH AL AIMO, Inc.	$91,500
SNH AL AIMO Tenant, Inc.	Morningside of Springdale 672 Jones Road Springdale, AR 72762	SNH AL AIMO, Inc.	$88,500
SNH AL AIMO Tenant, Inc.	Morningside of Springfield 3540 East Cherokee Street Springfield, MO 65809	SNH AL AIMO, Inc.	$91,500
SNH AL AIMO Tenant, Inc.	Morningside of Sterling 2705 Avenue E. Sterling, IL 61081	SNH AL AIMO, Inc.	$136,500
SNH AL AIMO Tenant, Inc.	Morningside of Washington 100 Grand Victorian Place Washington, IL 61571	SNH AL AIMO, Inc.	$91,500

SNH AL Crimson Tenant Inc.	Morningside of Vestavia Hills 2435 Columbiana Road Vestavia Hills, AL 35216	SNH/LTA Properties Trust	$244,500
SNH AL Cumming Tenant LLC	Gardens of Shiloh Point 7955 Majors Road Cumming, GA 30041	SNH AL Cumming LLC	$72,000
SNH AL Georgia Tenant LLC	Eagles Landing Senior Living 475 Country Club Drive Stockbridge, GA 30281	SNH AL Georgia LLC	$91,500
SNH AL Georgia Tenant LLC	Gardens of Fayetteville 1294 Highway 54 West Fayetteville, GA 30214	SNH AL Georgia LLC	$103,500
SNH AL Georgia Tenant LLC	Gardens of Gainesville 3315 Thompson Bridge Road Gainesville, GA 03506	SNH AL Georgia LLC	$229,500
SNH AL Georgia Tenant LLC	Morningside of Alpharetta 253 North Main Street Alpharetta, GA 30009	SNH AL Georgia LLC	$114,000
SNH AL TRS, Inc.	Amber Ridge Assisted Living 900 43rd Avenue Moline, IL 61265	SNH AL Properties LLC	$69,000
SNH AL TRS, Inc.	Amber Ridge Memory Care 221 11th Avenue Moline, IL 61265	SNH AL Properties LLC	$61,500
SNH AL TRS, Inc.	Five Star Residences of Dayton Place 1950 South Dayton Street Aurora, CO 80247	SNH/LTA Properties Trust	$358,500
SNH AL TRS, Inc.	Morningside of Godfrey 1373 D'Adrian Professional Park Godfrey, IL 62035	SNH AL Properties LLC	$117,000
SNH AL TRS, Inc.	The Forum at Town Center 8709 S.E. Causey Avenue Happy Valley, OR 97086	SNH AL AIMO, Inc.	$477,000
SNH AL TRS, Inc.	The Lodge Assisted Living and Memory Care 2200 East Long Street Carson City, NV 89706	SNH AL Properties Trust	$123,000
SNH AL Wilmington Tenant Inc.	Morningside of Wilmington 2744 South 17th Street Wilmington, NC 28412	SNH Wilmington LLC	$150,000
SNH AZ Tenant LLC	The Forum at Desert Harbor 13840 North Desert Harbor Drive Peoria, AZ 85381	SNH/LTA Properties Trust	$430,500

SNH AZ Tenant LLC	The Forum at Pueblo Norte (including Pueblo Norte Senior Living Community and Forum Pueblo Norte Assisted Living) 7090, 7100 & 7108 East Mescal Street Scottsdale, AZ 85254	CCC Pueblo Norte Trust	$417,000
SNH AZ Tenant LLC	The Forum at Tucson 2500 North Rosemont Boulevard Tucson, AZ 85712	SNH/LTA Properties Trust	$378,000
SNH BAMA Tenant LLC	Lakeview Estates 2634 Valleydale Road Birmingham, AL 35244	SNH Somerford Properties Trust	$96,000
SNH BAMA Tenant LLC	Morningside of Cullman 2021 Dahlke Dr. N.E. Cullman, AL 35058	MSD Pool 1 LLC	$60,000
SNH BAMA Tenant LLC	Morningside of Madison 49 Hughes Road Madison, AL 35758	MSD Pool 1 LLC	$63,000
SNH BAMA Tenant LLC	Morningside of Riverchase (formerly Ashton Gables in Riverchase) 2184 Parkway Lake Drive Birmingham, AL 35244	SNH Somerford Properties Trust	$57,000
SNH BAMA Tenant LLC	Morningside of Sheffield 413 Cox Boulevard Sheffield, AL 35660	MSD Pool 1 LLC	$75,000
SNH BRFL Tenant LLC	Five Star Premier Residences of Boca Raton 22601 Camino Del Mar Boca Raton, FL 33433	SNH BRFL Properties LLC	$321,000
SNH CAL Tenant LLC	Remington Club (including Remington Club I & II and Remington Club Health Center) 16925 (including 16922) and 16916 (including 16915) Hierba Drive San Diego, CA 92128	SNH/LTA Properties Trust	$598,500
SNH CAL Tenant LLC	Rio Las Palmas 877 East March Lane Stockton, CA 95207	SNH FM Financing LLC	$244,500
SNH CAL Tenant LLC	Somerford Place - Encinitas 1350 S. El Camino Real Encinitas, CA 92024	SNH Somerford Properties Trust	$84,000
SNH CAL Tenant LLC	Somerford Place - Fresno 6075 N. Marks Avenue Fresno, CA 93711	SNH Somerford Properties Trust	$84,000
SNH CAL Tenant LLC	Somerford Place - Redlands 1319 Brookside Avenue Redlands, CA 92373	SNH Somerford Properties Trust	$84,000

SNH CAL Tenant LLC	Somerford Place - Roseville 110 Sterling Court Roseville, CA 95661	SNH Somerford Properties Trust	$84,000
SNH CAL Tenant LLC	Somerford Place - Stockton 3530 Deer Park Drive Stockton, CA 95219	SNH Somerford Properties Trust	$84,000
SNH CALI Tenant LLC	Tiffany Court 1866 San Miguel Drive Walnut Creek, CA 94596	SNH SE Properties Trust	$85,500
SNH CCMD Tenant LLC	Five Star Premier Residences of Chevy Chase 8100 Connecticut Avenue Chevy Chase, MD 20815	SNH CCMD Properties LLC	$502,500
SNH CO Tenant LLC	Cedars Healthcare Center 1599 Ingalls Street Lakewood, CO 80214-1505	SPTMNR Properties Trust	$193,500
SNH CO Tenant LLC	Cherrelyn Healthcare Center 5555 South Elati Street Littleton, CO 80120-1699	SPTMNR Properties Trust	$277,500
SNH CO Tenant LLC	La Villa Grande Care Center 2501 Little Bookcliff Drive Grand Junction, CO 81501-8842	SPTIHS Properties Trust	$136,500
SNH CO Tenant LLC	Mantey Heights Rehabilitation and Care Center 2825 Patterson Road Grand Junction, CO 81506-6081	SPTIHS Properties Trust	$132,000
SNH CO Tenant LLC	Skyline Ridge Nursing and Rehabilitation Center 515 Fairview Avenue Canon City, CO 81212-2863	SPTIHS Properties Trust	$196,500
SNH CO Tenant LLC	Springs Village Care Center 110 West Van Buren Street Colorado Springs, CO 80907-8400	SPTIHS Properties Trust	$136,500
SNH CO Tenant LLC	Willow Tree Care Center 2050 South Main Street Delta, CO 81416-2400	SPTIHS Properties Trust	$76,500
SNH DEL Tenant LLC	Forwood Manor 1912 Marsh Road Wilmington, DE 19810	CCC Retirement Communities II, L.P.	$375,000
SNH DEL Tenant LLC	Foulk Manor North 1212 Foulk Road Wilmington, DE 19803	SNH FM Financing LLC	$241,500
SNH DEL Tenant LLC	Foulk Manor South 407 Foulk Road Wilmington, DE 19803	CCC Financing Limited, L.P.	$162,000

SNH DEL Tenant LLC	Millcroft (including Millcroft Retirement Community) 255 Possum Park Road Newark, DE 19711	CCDE Senior Living LLC	$297,000
SNH DEL Tenant LLC	Shipley Manor 2723 Shipley Road Wilmington, DE 19810	CCDE Senior Living LLC	$240,000
SNH DEL Tenant LLC	Somerford House and Place of Newark (including Somerford House and Somerford Place) 501 South Harmony Road & 4175 Ogletown-Stanton Road Newark, DE 19713	SNH Somerford Properties Trust	$166,500
SNH Derby Tenant LLC	Ashwood Place 102 Leonardwood Frankfort, KY 40601	SNH/LTA Properties Trust	$154,500
SNH Derby Tenant LLC	Lafayette at Country Place 690 Mason Headley Road Lexington, KY 40504	CCC of Kentucky Trust	$220,500
SNH Derby Tenant LLC	Lexington Country Place 700 Mason Headley Road Lexington, KY 40504	CCC of Kentucky Trust	$174,000
SNH Derby Tenant LLC	Morningside of Bowling Green 981 Campbell Lane Bowling Green, KY 42104	MSD Pool 1 LLC	$63,000
SNH Derby Tenant LLC	Morningside of Hopkinsville 4190 Lafayette Road Hopkinsville, KY 42240	MSD Pool 2 LLC	$63,000
SNH Derby Tenant LLC	Morningside of Mayfield 1517 West Broadway Mayfield, KY 42066	SNH/LTA Properties Trust	$63,000
SNH Derby Tenant LLC	Morningside of Paducah 1700 Elmdale Road Paducah, KY 42003	MSD Pool 1 LLC	$100,500
SNH Derby Tenant LLC	The Forum at Brookside 200 Brookside Drive Louisville, KY 40243	SNH FM Financing LLC	$481,500
SNH Derby Tenant LLC	The Neighborhood of Somerset 100 Neighborly Drive Somerset, KY 42501	SNH/LTA Properties Trust	$81,000
SNH FLA Tenant LLC	Coral Oaks 900 West Lake Road Palm Harbor, FL 34684	SNH FM Financing LLC	$474,000
SNH FLA Tenant LLC	Forum at Deer Creek 3001 Deer Creek Country Club Boulevard Deerfield Beach, FL 33442	CCC Financing I Trust	$432,000

SNH FLA Tenant LLC	Fountainview 111 (including 145) Executive Center Drive West Palm Beach, FL 33401	CCC Investments I, L.L.C.	$507,000
SNH FLA Tenant LLC	Park Summit at Coral Springs 8500 Royal Palm Boulevard Coral Springs, FL 33065	SNH/LTA Properties Trust	$418,500
SNH FLA Tenant LLC	Springwood Court 12780 Kenwood Lane Fort Myers, FL 33907	CCC Investments I, L.L.C.	$135,000
SNH FLA Tenant LLC	The Court at Palm Aire 2701 North Course Drive Pompano Beach, FL 33069	SNH/LTA Properties Trust	$435,000
SNH FLA Tenant LLC	The Palms of St. Lucie West 501 N.W. Cashmere Boulevard Port St. Lucie, FL 34986-1908	SNH/LTA Properties Trust	$147,000
SNH FLA Tenant LLC	Tuscany Villa of Naples 8901 Tamiami Trail East Naples, FL 34113	SNH/LTA Properties Trust	$201,000
SNH Georgia Tenant LLC	Eastside Gardens 2078 Scenic Highway North Snellville, GA 30078	SNH/LTA Properties GA LLC	$79,500
SNH Georgia Tenant LLC	Morningside of Athens 1291 Cedar Shoals Drive Athens, GA 30605	SNH/LTA Properties Trust	$60,000
SNH Georgia Tenant LLC	Morningside of Columbus 4500 & 7100 South Stadium Drive Columbus, GA 31909	SNH/LTA Properties GA LLC	$63,000
SNH Georgia Tenant LLC	Morningside of Conyers 1352 Wellbrook Circle Conyers, GA 30012	MSD Pool 1 LLC	$70,500
SNH Georgia Tenant LLC	Morningside of Dalton 2470 Dug Gap Road Dalton, GA 30720	SNH/LTA Properties GA LLC	$60,000
SNH Georgia Tenant LLC	Morningside of Evans 353 N. Belair Road Evans, GA 30809	SNH/LTA Properties GA LLC	$60,000
SNH Georgia Tenant LLC	Morningside of Gainesville 2435 Limestone Parkway Gainesville, GA 30501	MSD Pool 1 LLC	$64,500
SNH Georgia Tenant LLC	Morningside of Macon 6191 Peake Road Macon, GA 31220	MSD Pool 1 LLC	$61,500
SNH Georgia Tenant LLC	Morningside of Savannah 7410 Skidaway Road Savannah, GA 31406	SNH/LTA Properties GA LLC	$112,500

SNH Georgia Tenant LLC	Northlake Gardens 1300 Montreal Road Tucker, GA 30084	SNH/LTA Properties GA LLC	$94,500
SNH Georgia Tenant LLC	Savannah Square (including Savannah Square Health Center and Palmetto Inn) One Savannah Square Drive Savannah, GA 31406	SNH/LTA Properties GA LLC	$291,000
SNH Granite Gate Lands Tenant LLC	Granite Gate Lands Boulder Creek Lane 3850 North US 89 Highway Prescott, AZ 86301	SNH Granite Gate Lands Trust	$0
SNH Granite Gate Tenant LLC	Granite Gate Senior Living 3850 North US Highway 89 Prescott, AZ 86301	SNH Granite Gate Inc.	$190,500
SNH Grove Park Tenant LLC	Terrace at Grove Park 101 Tulip Lane Dothan, AL 36305	SNH Grove Park Trust	$172,500
SNH INDY Tenant LLC	Forum at the Crossing 8505 Woodfield Crossing Boulevard Indianapolis, IN 46240	SNH FM Financing LLC	$336,000
SNH INDY Tenant LLC	Fox Ridge Manor 150 Fox Ridge Drive Vincennes, IN 47591	SNH RMI Fox Ridge Manor Properties LLC	$72,000
SNH INDY Tenant LLC	Jefferson Manor 601 Saint Joseph Drive Kokomo, IN 46901	SNH RMI Jefferson Manor Properties LLC	$76,500
SNH INDY Tenant LLC	McKay Manor 1473 East McKay Road Shelbyville, IN 46176	SNH RMI McKay Manor Properties LLC	$76,500
SNH INDY Tenant LLC	Meadowood Retirement Community (including Meadowood Health Pavilion) 2455 Tamarack Trail Bloomington, IN 47408	O.F.C. Corporation	$390,000
SNH INDY Tenant LLC	Northwood Manor 1590 West Timberview Drive Marion, IN 46952	SNH RMI Northwood Manor Properties LLC	$76,500
SNH INDY Tenant LLC	Oak Woods Manor 1211 Longwood Drive LaPorte, IN 46350	SNH RMI Oak Woods Manor Properties LLC	$75,000
SNH INDY Tenant LLC	Park Square Manor 6990 East County Road 100 North Avon, IN 46123	SNH RMI Park Square Manor Properties LLC	$114,000
SNH INDY Tenant LLC	Smith Farm Manor 406 Smith Drive Auburn, IN 46706	SNH RMI Smith Farms Manor Properties LLC	$76,500

SNH INDY Tenant LLC	Sycamore Manor 222 South 25th Street Terre Haute, IN 47803	SNH RMI Sycamore Manor Properties LLC	$109,500
SNH Lincoln Tenant LLC	Brenden Gardens 900 Southwind Road Springfield, IL 62703	SNH/LTA Properties Trust	$168,000
SNH Lincoln Tenant LLC	Crimson Pointe 7130 Crimson Ridge Drive Rockford, IL 61107	SNH/LTA Properties GA LLC	$109,500
SNH Lincoln Tenant LLC	Morningside of Shiloh 1201 Hartman Lane Shiloh, IL 62221	SNH/LTA Properties GA LLC	$94,500
SNH Lincoln Tenant LLC	Morningside of Troy 39 Dorothy Drive Troy, IL 62294	SNH/LTA Properties GA LLC	$94,500
SNH Longhorn Tenant LLC	Five Star Premier Residences of Dallas 5455 La Sierra Drive Dallas, TX 75231	SNH IL Properties Trust	$214,500
SNH Longhorn Tenant LLC	Heritage Place at Boerne 120 Crosspoint Drive Boerne, TX 78006	SNH/LTA Properties Trust	$75,000
SNH Longhorn Tenant LLC	Heritage Place at Fredericksburg 96 E. Frederick Road Fredericksburg, TX 78624	SNH/LTA Properties Trust	$99,000
SNH Longhorn Tenant LLC	Overture at Plano 500 Coit Road Plano, TX 75075	SNH SE Properties Trust	$253,500
SNH Longhorn Tenant LLC	The Forum at Lincoln Heights 311 West Nottingham San Antonio, TX 78209	SNH FM Financing LLC	$394,500
SNH Longhorn Tenant LLC	The Forum at Memorial Woods (including The Forum at Memorial Woods Healthcare Center) 777 (including 801) North Post Oak Road Houston, TX 77024	SNH/LTA Properties Trust	$612,000
SNH Longhorn Tenant LLC	The Forum at Park Lane (including Healthcare Center at the Forum at Park Lane) 7831 (including 7827) Park Lane Dallas, TX 75225	CCC Financing I Trust	$367,500
SNH Longhorn Tenant LLC	The Forum at the Woodlands 5055 W. Panther Creek Drive Woodlands, TX 77381	SNH FM Financing LLC	$528,000
SNH Longhorn Tenant LLC	The Haven and The Laurels in Stone Oak 511 and 575 Knights Cross Drive San Antonio, TX 78258	SNH/LTA Properties Trust	$231,000

SNH Longhorn Tenant LLC	The Montevista at Coronado 1575 Belvidere El Paso, TX 79912	CCOP Senior Living LLC	$295,500
SNH MASS Tenant LLC	The Gables at Winchester 299 Cambridge Street Winchester, MA 01890	SNH/LTA Properties Trust	$184,500
SNH MD Tenant LLC	Aspenwood 14400 Homecrest Road Silver Spring, MD 20906-1871	SNH/LTA Properties Trust	$198,000
SNH MD Tenant LLC	HeartFields at Bowie 7600 Laurel Bowie Road Bowie, MD 20715-1075	SNH CHS Properties Trust	$78,000
SNH MD Tenant LLC	HeartFields at Easton 700 Port Street Easton, MD 21601-8184	SNH/LTA Properties Trust	$111,000
SNH MD Tenant LLC	HeartFields at Frederick 1820 Latham Drive Frederick, MD 21701-9393	SNH CHS Properties Trust	$78,000
SNH MD Tenant LLC	Heartlands at Severna Park 715 Benfield Road Severna Park, MD 21146-2210	SNH FM Financing Trust	$123,000
SNH MD Tenant LLC	Heartlands Senior Living Village at Ellicott City 3004 North Ridge Road Ellicott City, MD 21043-3381	Ellicott City Land I, LLC	$342,000
SNH MD Tenant LLC	Somerford Place - Annapolis 2717 Riva Road Annapolis, MD 21401	SNH Somerford Properties Trust	$94,500
SNH MD Tenant LLC	Somerford Place - Columbia 8220 Snowden River Parkway Columbia, MD 21401	SNH Somerford Properties Trust	$96,000
SNH MD Tenant LLC	Somerford Place and Somerford House - Frederick (including Somerford House - Frederick) 2100 Whittier Drive Frederick, MD 21702	SNH Somerford Properties Trust	$147,000
SNH MD Tenant LLC	Somerford Place and Somerford House - Hagerstown (including Somerford House - Hagerstown) 10114 & 10116 Sharpsburg Pike Hagerstown, MD 21740	SNH Somerford Properties Trust	$151,500
SNH MO Tenant LLC	College View Manor Retirement Residence 3828 College View Drive Joplin, MO 64801	SNH IL Joplin Inc.	$130,500
SNH NC Tenant LLC	HeartFields at Cary 1050 Crescent Green Drive Cary, NC 27511-8100	SNH FM Financing LLC	$135,000

SNH NC Tenant LLC	Home Place of New Bern 1309 McCarthy Boulevard New Bern, NC 28562-2035	SNH/LTA SE Home Place New Bern LLC	$90,000
SNH NC Tenant LLC	Landing at Parkwood 1720 Parkwood Boulevard Wilson, NC 27893-2167	SNH/LTA Properties Trust	$87,000
SNH NC Tenant LLC	McCarthy Court I 1321 McCarthy Boulevard New Bern, NC 28562	SNH/LTA SE McCarthy New Bern LLC	$82,500
SNH NC Tenant LLC	McCarthy Court II 1325 McCarthy Boulevard New Bern, NC 28562	SNH/LTA Properties Trust	$45,000
SNH NC Tenant LLC	Morningside of Concord 500 Penny Lane, N.E. Concord, NC 28025	SNH/LTA Properties Trust	$139,500
SNH NC Tenant LLC	Morningside of Gastonia 2755 Union Road Gastonia, NC 28054	SNH/LTA Properties Trust	$139,500
SNH NC Tenant LLC	Morningside of Raleigh 801 Dixie Trail Raleigh, NC 27607	SNH/LTA Properties Trust	$135,000
SNH NC Tenant LLC	Parkwood Village 1730 Parkwood Boulevard Wilson, NC 27893-3564	SNH/LTA SE Wilson LLC	$102,000
SNH NC Tenant LLC	The Haven in Highland Creek 5920 McChesney Drive Charlotte, NC 28269	SNH CHS Properties Trust	$90,000
SNH NC Tenant LLC	The Haven in the Village at Carolina Place 13150 Dorman Road Pineville, NC 28134	SNH CHS Properties Trust	$91,500
SNH NC Tenant LLC	The Laurels in Highland Creek 6101 Clark Creek Parkway Charlotte, NC 28269	SNH CHS Properties Trust	$141,000
SNH NC Tenant LLC	The Laurels in the Village at Carolina Place 13180 Dorman Road Pineville, NC 28134	SNH CHS Properties Trust	$141,000
SNH Neb Tenant LLC	Westgate Assisted Living 3030 South 80th Street Omaha, NE 68124	SNH CHS Properties Trust	$103,500
SNH NJ Tenant LLC	Cherry Hill Senior Living 490 Cooper Landing Road Cherry Hill, NJ 08002	SNH NS Properties Trust	$145,500

SNH NJ Tenant LLC	Leisure Park (including Brighton Gardens of Leisure Park, Leisure Park Health Center and Leisure Park Special Care Center) 1400 Route 70 Lakewood, NJ 08701	Leisure Park Venture Limited Partnership	$622,500
SNH NJ Tenant LLC	Mt. Arlington Senior Living 2 Hillside Drive Mt. Arlington, NJ 07856	SNH NS Properties Trust	$150,000
SNH NM Tenant LLC	The Montebello on Academy 10500 Academy Road, N.E. Albuquerque, NM 87111	SNH FM Financing LLC	$306,000
SNH Northwoods Tenant LLC	Five Star Residences of North Woods 2501 Friendship Boulevard and Mallard Court Kokomo, IN 46901	SNH Northwoods LLC	$171,000
SNH OHIO Tenant LLC	Forum at Knightsbridge (including Healthcare Center at the Forum) 4590 and 4625 Knightsbridge Boulevard Columbus, OH 43214	SNH FM Financing LLC	$423,000
SNH Park Place Tenant I LLC	Park Place of Fountain City 5405 Colonial Circle and 3030 Holbrook Drive Knoxville, TN 37918	SNH Park Place I Inc.	$102,000
SNH Park Place Tenant II LLC	Park Place of West Knoxville 10914 Kingston Pike Knoxville, TN 37934	SNH Park Place II Inc.	$124,500
SNH Penn Tenant LLC	Clarks Summit Senior Living 950 Morgan Highway Clarks Summit, PA 18411	SNH NS Properties Trust	$171,000
SNH Penn Tenant LLC	Exton Senior Living 600 North Pottstown Pike Exton, PA 19341	SNH NS Properties Trust	$138,000
SNH Penn Tenant LLC	Franciscan Manor 71 Darlington Road Beaver Falls, PA 15010	SNH/LTA Properties Trust	$154,500
SNH Penn Tenant LLC	Glen Mills Senior Living 242 Baltimore Pike Glen Mills, PA 19342	SNH NS Properties Trust	$135,000
SNH Penn Tenant LLC	Mount Vernon of Elizabeth 145 Broadlawn Drive Elizabeth, PA 15037	SNH/LTA Properties Trust	$127,500
SNH Penn Tenant LLC	Mount Vernon of South Park 1400 Riggs Road Library, South Park Township, PA 15129	SNH/LTA Properties Trust	$147,000
SNH Penn Tenant LLC	NewSeasons at New Britain 800 Manor Drive Chalfont, PA 18914	SNH NS Properties Trust	$145,500

SNH Penn Tenant LLC	Overlook Green 5250 Meadowgreen Drive Whitehall, PA 15236	SNH/LTA Properties Trust	$180,000
SNH Penn Tenant LLC	Tiffany Court at Kingston 700 Northampton Street Kingston, PA 18704	SNH NS Properties Trust	$162,000
SNH PLFL Tenant LLC	Five Star Premier Residences of Plantation 8500 West Sunrise Boulevard Plantation, FL 33322	SNH PLFL Properties LLC	$408,000
SNH SC Tenant LLC	Morningside of Anderson 1304 McLees Road Anderson, SC 29621	SNH/LTA Properties Trust	$66,000
SNH SC Tenant LLC	Morningside of Beaufort 109 Old Salem Road Beaufort, SC 29901	MSD Pool 1 LLC	$61,500
SNH SC Tenant LLC	Morningside of Camden 719 Kershaw Highway Camden, SC 29020	MSD Pool 1 LLC	$60,000
SNH SC Tenant LLC	Morningside of Greenwood 116 Enterprise Court Greenwood, SC 29649	SNH/LTA Properties Trust	$66,000
SNH SC Tenant LLC	Morningside of Hartsville 1901 West Carolina Avenue Hartsville, SC 29550	MSD Pool 1 LLC	$75,000
SNH SC Tenant LLC	Morningside of Lexington 218 Old Chapin Road Lexington, SC 29072	MSD Pool 1 LLC	$66,000
SNH SC Tenant LLC	Morningside of Orangeburg 2306 (including 2300) Riverbank Drive Orangeburg, SC 29118	MSD Pool 1 LLC	$70,500
SNH SC Tenant LLC	Morningside of Seneca 15855 Wells Highway Seneca, SC 29678	MSD Pool 1 LLC	$75,000
SNH SC Tenant LLC	Myrtle Beach Manor 9547 North Kings Highway (17 North) Myrtle Beach, SC 29572	CCOP Senior Living LLC	$232,500
SNH SC Tenant LLC	Sweetgrass Court (including Sweetgrass Court Senior Living Community) 1010 Anna Knapp Boulevard Mt. Pleasant, SC 29464	SNH/LTA Properties Trust	$57,000
SNH SC Tenant LLC	Sweetgrass Village (including Sweetgrass Village Assisted Living Community) 601 Mathis Ferry Road Mt. Pleasant, SC 29464	SNH/LTA Properties Trust	$103,500

SNH SC Tenant LLC	The Haven in the Summit 3 Summit Terrace Columbia, SC 29229	SNH/LTA Properties Trust	$90,000
SNH SC Tenant LLC	The Haven in the Village at Chanticleer 355 Berkmans Lane Greenville, SC 29605	SNH/LTA Properties Trust	$90,000
SNH SE Ashley River Tenant LLC	Ashley River Plantation 2330 Ashley River Road Charleston, SC 29414	SNH SE Ashley River LLC	$177,000
SNH SE Barrington Boynton Tenant LLC	Barrington Terrace at Boynton Beach 1425 Congress Avenue Boynton Beach, FL 33426-6381	SNH SE Barrington Boynton LLC	$207,000
SNH SE Burlington Tenant LLC	Home Place of Burlington 118 Alamance Road Burlington, NC 27215-5583	SNH SE Burlington LLC	$130,500
SNH SE Daniel Island Tenant LLC	Summit Place of Daniel Island 320 Seven Farms Drive Charleston, SC 29492	SNH SE Daniel Island LLC	$100,500
SNH SE Habersham Savannah Tenant LLC	Habersham House 5200 Habersham Street Savannah, GA 31405-5300	SNH SE Habersham Savannah LLC	$105,000
SNH SE Holly Hill Tenant LLC	Riviera 1825 Ridgewood Avenue Holly Hill, FL 32117	SNH SE Holly Hill LLC	$216,000
SNH SE Kings Mtn Tenant LLC	Summit Place of Kings Mountain 1001 Phifer Road Kings Mountain, NC 28086	SNH SE Kings Mtn LLC	$97,500
SNH SE Mooresville Tenant LLC	Summit Place of Mooresville 128 Brawley School Road Mooresville, NC 28117	SNH SE Mooresville LLC	$90,000
SNH SE N. Myrtle Beach Tenant LLC	Summit Place of North Myrtle Beach 491 Highway 17 Little River, SC 29566	SNH SE N. Myrtle Beach LLC	$117,000
SNH SE SG Tenant LLC	The Palms of Mt. Pleasant 937 Bowman Road Mount Pleasant, SC 29464	SNH SE SG LLC	$364,500
SNH SE Tenant TRS, Inc.	Calusa Harbor 2525 East First Street Fort Meyers, FL 33901	SPTMRT Properties Trust	$660,000
SNH SE Tenant TRS, Inc.	Cameron Hall (Canton) 240 Marietta Highway Canton, GA 30114	SNH SE Properties LLC	$141,000
SNH SE Tenant TRS, Inc.	Cameron Hall (Ellijay) 114 Penland Street Ellijay, GA 30540	SNH SE Properties LLC	$88,500

SNH SE Tenant TRS, Inc.	Chandler House 550 Deerview Way Jefferson City, TN 37760	SNH SE Properties Trust	$90,000
SNH SE Tenant TRS, Inc.	Church Creek 1250 West Central Road Arlington Heights, IL 60005	SPTMRT Properties Trust	$504,000
SNH SE Tenant TRS, Inc.	Coventry Village 7707 N. Brookline Drive, 7710 S. Brookline Drive, and 7839, 7841, 7843 and 7915-7924 Courtyard Drive Madison, WI 53719	SNH SE Properties Trust	$264,000
SNH SE Tenant TRS, Inc.	Fieldstone Place 51 Patel Way Clarkesville, TN 37043	SNH SE Properties Trust	$153,000
SNH SE Tenant TRS, Inc.	Five Star Premier Residences of Hollywood 2480 North Park Road Hollywood, FL 33021	SNH SE Properties Trust	$555,000
SNH SE Tenant TRS, Inc.	Five Star Premier Residences of Pompano 1371 South Ocean Boulevard Pompano Beach, FL 33062	SNH SE Properties Trust	$253,500
SNH SE Tenant TRS, Inc.	Five Star Premier Residences of Reno 3201 Plumas Street Reno, NV 89509	SNH SE Properties Trust	$307,500
SNH SE Tenant TRS, Inc.	Gateway Gardens and Villa 605 Gateway Central and 601 Steve Hawkins Parkway Marble Falls, TX 78654	SNH SE Properties Trust	$117,000
SNH SE Tenant TRS, Inc.	Gracemont Assisted Living and Memory Care and The Villas at Willow Lake 4940 and 4960 Jot Em Down Road and 4855 Willow Lake Lane Cumming, GA 30041	SNH SE Properties LLC	$202,500
SNH SE Tenant TRS, Inc.	Jackson Crossings N168 W22022 Main Street Jackson, WI 53037	SNH SE Properties Trust	$73,500
SNH SE Tenant TRS, Inc.	Lexington Manor 20480 Veterans Boulevard Port Charlotte, FL 33954-2264	SNH SE Properties Trust	$127,500
SNH SE Tenant TRS, Inc.	Overlook at Cedarcrest 2351 Cedarcrest Road Acworth, GA 30101	SNH SE Properties LLC	$57,000
SNH SE Tenant TRS, Inc.	Palms of Lake Spivey 8080 Summit Bus. Parkway Jonesboro, GA 30236-4199	SNH SE Properties LLC	$300,000
SNH SE Tenant TRS, Inc.	Seasons at Southpoint 1002 Highway 54 Durham, NC 27713	SNH SE Properties Trust	$75,000

SNH SE Tenant TRS, Inc.	Stratford Court of Palm Harbor 45 Katherine Boulevard Palm Harbor, FL 34684	SPTMRT Properties Trust	$477,000
SNH SE Tenant TRS, Inc.	Summit Place of Beaufort 1119 Pickpocket Plantation Drive Beaufort, SC 29902	SNH SE Properties Trust	$127,500
SNH SE Tenant TRS, Inc.	Summit Place of South Park 2101 Runnymede Lane Charlotte, NC 28209	SNH SE Properties Trust	$180,000
SNH SE Tenant TRS, Inc.	The Gardens of Bellaire 4620 Bellaire Boulevard Bellaire, TX 77401	SPTMRT Properties Trust	$211,500
SNH SE Tenant TRS, Inc.	The Gardens of Port St. Lucie 1699 S.E. Lyngate Drive Port St. Lucie, FL 34952	SPTMRT Properties Trust	$192,000
SNH SE Tenant TRS, Inc.	The Gardens of Scottsdale 6001 E. Thomas Road Scottsdale, AZ 85251	SPTMRT Properties Trust	$181,500
SNH SE Tenant TRS, Inc.	The Gardens of Sun City 17225 North Boswell Boulevard Sun City, AZ 85373	SPTMRT Properties Trust	$127,500
SNH SE Tenant TRS, Inc.	The Gardens of Virginia Beach 5620 Wesleyan Drive Virginia Beach, VA 23455	SPTMRT Properties Trust	$168,000
SNH SE Tenant TRS, Inc.	The Horizon Club 1208 South Military Trail Deerfield Beach, FL 33442	SPTMRT Properties Trust	$432,000
SNH SE Tenant TRS, Inc.	The Terrace at Priceville 200 Terrace Lane Priceville, AL 35603	SNH SE Properties Trust	$138,000
SNH SE Tenant TRS, Inc.	Willow Pointe 1125 North Edge Trail and 143 Prairie Oaks Drive Verona, WI 53593	SNH SE Properties Trust	$102,000
SNH Teaneck Tenant LLC	Five Star Premier Residences of Teaneck 655 Pomander Walk Teaneck, NJ 07666	SNH Teaneck Properties LLC	$327,000
SNH Tellico Tenant LLC	The Neighborhood at Tellico Village 100 Chatuga Drive West Loudon, TN 37774	SNH Tellico Trust	$258,000
SNH TENN Tenant LLC	Morningside of Belmont 1710 Magnolia Boulevard Nashville, TN 37212	SNH/LTA Properties Trust	$183,000

SNH TENN Tenant LLC	Morningside of Cleveland 2900 Westside Drive, N.W. Cleveland, TN 37312	MSD Pool 1 LLC	$69,000
SNH TENN Tenant LLC	Morningside of Cookeville 1010 East Spring Street Cookeville, TN 38501	MSD Pool 1 LLC	$67,500
SNH TENN Tenant LLC	Morningside of Franklin 105 Sunrise Circle Franklin, TN 37067	MSD Pool 2 LLC	$60,000
SNH TENN Tenant LLC	Morningside of Gallatin 1085 Hartsville Pike Gallatin, TN 37066	SNH/LTA Properties Trust	$63,000
SNH TENN Tenant LLC	Morningside of Jackson 1200 North Parkway Jackson, TN 38305	MSD Pool 2 LLC	$91,500
SNH TENN Tenant LLC	Morningside of Paris 350 Volunteer Drive Paris, TN 38242	SNH/LTA Properties Trust	$112,500
SNH TENN Tenant LLC	Walking Horse Meadow 207 Uffelman Drive Clarksville, TN 37043	SNH/LTA Properties Trust	$84,000
SNH TENN Tenant LLC	Williamsburg Villas 3020 Heatherton Way Knoxville, TN 37920	MSD Pool 2 LLC	$127,500
SNH Toto Tenant LLC	Brandon Woods at Alvamar 1501 Inverness Drive Lawrence, KS 66047	SNH CHS Properties Trust	$328,500
SNH Toto Tenant LLC	Overland Park Place 6555 West 75th Street Overland Park, KS 66204	SNH CHS Properties Trust	$201,000
SNH Toto Tenant LLC	The Forum at Overland Park 3501 West 95th Street Overland Park, KS 66206	SNH FM Financing LLC	$306,000
SNH VA Tenant LLC	Dominion Village of Chesapeake 2856 Forehand Drive Chesapeake, VA 23323	SNH CHS Properties Trust	$57,000
SNH VA Tenant LLC	Dominion Village of Poquoson 531 Wythe Creek Road Poquoson, VA 23662	SNH CHS Properties Trust	$61,500
SNH VA Tenant LLC	Dominion Village of Williamsburg 4132 Longhill Road Williamsburg, VA 23188	SNH CHS Properties Trust	$78,000
SNH VA Tenant LLC	HeartFields at Fredericksburg 20 HeartFields Lane Fredericksburg, VA 22405-2368	SNH FM Financing LLC	$121,500

SNH VA Tenant LLC	Morningside in the West End (including Morningside at Skipwith (West End)) 3000 Skipwith Road Richmond, VA 23294	SNH/LTA Properties Trust	$130,500
SNH VA Tenant LLC	Morningside of Bellgrade 2800 Polo Parkway Midlothian, VA 23113	SNH/LTA Properties Trust	$181,500
SNH VA Tenant LLC	Morningside of Charlottesville 491 Crestwood Drive Charlottesville, VA 22903	SNH FM Financing LLC	$150,000
SNH VA Tenant LLC	Morningside of Newport News 655 Denbigh Boulevard Newport News, VA 23608	SNH FM Financing LLC	$133,500
SNH VA Tenant LLC	Morningside of Williamsburg 440 McLaws Circle Williamsburg, VA 23185	SNH/LTA Properties Trust	$129,000
SNH VA Tenant LLC	Talbot Park 6311 Granby Street Norfolk, VA 23505-4454	SNH/LTA Properties Trust	$169,500
SNH VA Tenant LLC	The Reserve at Greenbrier 1005 Elysian Place Chesapeake, VA 23320-2989	SNH/LTA Properties Trust	$258,000
SNH Viking Tenant LLC	Wellstead of Rogers and Diamondcrest Senior Living 20500 & 20600 S. Diamond Lake Road Rogers, MN 55374	SNH CHS Properties Trust	$282,000
SNH WIS Tenant LLC	Manorpointe-Oak Creek Independent Senior Apartments and Meadowmere/Mitchell Manor-Oak Creek Assisted Living (including Manorpointe Apartments, Meadowmere - Oak Creek and Mitchell Manor Oak Creek) 700 East Stonegate Drive, 701 East Puetz Road & 8740 S. Oak Park Drive Oak Creek, WI 53154	SPTMNR Properties Trust	$222,000
SNH WIS Tenant LLC	Meadowmere-Madison Assisted Living (including Meadowmre-Madison) 5601 Burke Road Madison, WI 53718	SPTMNR Properties Trust	$90,000
SNH WIS Tenant LLC	Meadowmere-Northshore Assisted Living (including Meadowmre-Northshore) 10803 North Port Washington Road Mequon, WI 53902	SNH FM Financing LLC	$90,000
SNH WIS Tenant LLC	Meadowmere-Southport Assisted Living (including Meadowmere-Southport) 8350 & 8351 Sheridan Road Kenosha, WI 53143	SPTMNR Properties Trust	$94,500
SNH WY Tenant LLC	Laramie Care Center 503 South 18th Street Laramie, WY 82070	SPTIHS Properties Trust	$147,000

SNH WY Tenant LLC	Worland Healthcare and Rehabilitation Center 1901 Howell Avenue Worland, WY 82401	SPTIHS Properties Trust	$136,500
SNH Yonkers Tenant Inc.	Five Star Premier Residences of Yonkers 537 Riverdale Avenue Yonkers, NY 10705	SNH Yonkers Properties Trust	$300,000